Exhibit 99.1

Worksport Sets New 4-Week Production Record; Strong Growth Continues 2,499 Units Produced in 4 weeks of July, Doubling March 2025 Output

West Seneca, New York, August 5, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is pleased to report its strongest 4-week production stretch to date. From early July through the final week of the month, the Company produced 2,499 tonneau covers—more than double the 1,234 units produced in March 2025 and reflecting over 100% sequential growth in just four months.

Operational Scaling Drives Record Performance

This latest production milestone continues a clear trend of sequential growth for Worksport, following its 50% production increase reported in May and a more than 100% gross margin improvement over the past five months. Importantly, the July output gains were also achieved without a proportional increase in headcount—demonstrating significant operational efficiency at the Company’s ISO 9001:2015-certified facility in West Seneca, New York.

Management notes that this growth in output is critical as demand continues to outpace supply, driven by the exceptional market reception of the Company’s flagship Made in USA AL4 premium tonneau cover.

“To double production in four months, while simultaneously improving gross margins significantly, is a powerful validation of our factory team, processes, and strategy,” said Steven Rossi, Chief Executive Officer of Worksport Ltd. “Dealer demand continues to scale, and we’re manufacturing more than ever before. We believe this progress puts Worksport on track to surpass $20 million in revenue this year and achieve cash flow positivity in the near term.”

Looking Ahead: Clean-Tech Product Launches and Expanded Verticals

Later this year, Worksport is expected to launch its first clean-tech product vertical: the SOLIS solar-integrated tonneau cover and the COR portable power system. Together, these products form a portable nano-grid and target a combined $13 billion market in clean energy and portable power—representing new revenue streams beyond the Company’s core tonneau cover business.

Both SOLIS and COR have passed third-party lab and beta testing, with production lines in development. The Company expects first shipments in Fall 2025, with projected revenue of $2-3 million from the initial launch, followed by 8-figure revenue contributions anticipated in 2026 and beyond.

Notably, a top 15 U.S. construction company is currently piloting the SOLIS and COR units for integration into their national fleet.

Webcast Registration for Presentation on Q2 Performance

Worksport reminds investors, analysts, and media to register in advance for the Worksport’s Q2 2025 live webcast, where management will provide insights into the Company’s Q2 2025 financial performance and outlook for 2025. Worksport is focused on achieving cash flow positivity, followed by profitability, in the next few quarters. With increasing margins and record revenues, the Company is excited to share details on its progress and highlight multiple growth verticals ahead.

●	Register Here: [Conference Call Registration]
○	https://us06web.zoom.us/webinar/register/7017422424665/WN_m3Yovd_dQ7-hi_SHoLCbyA

Earnings Call Details:

●	Date: August 13, 2025
●	Time: 1:00 P.M. ET
●	Format: Live webcast with management discussion and Q&A

For further information:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Join: Worksport’s Newsletter

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

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The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

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